UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08092

Western Asset Worldwide Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, New York 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

FORM N-Q

SEPTEMBER 30, 2014

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 58.2%
Angola - 0.2%
Republic of Angola, Senior Notes	7.000%	8/16/19	290,000		$313,795	(a)

Argentina - 2.0%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	3,825,000		3,576,375

Brazil - 3.6%
Federative Republic of Brazil, Notes	10.000%	1/1/17	14,654,000	BRL	5,744,847
Federative Republic of Brazil, Senior Bonds	7.125%	1/20/37	653,000		804,822	(b)

Total Brazil					6,549,669

Chile - 1.9%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	200,000		209,757	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	550,000		566,355	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	920,000		945,661	(b)(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	620,000		596,507	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	290,000		279,012	(c)
Republic of Chile, Senior Notes	3.875%	8/5/20	797,000		854,384	(b)

Total Chile					3,451,676

Colombia - 4.3%
Republic of Colombia, Senior Bonds	4.000%	2/26/24	1,430,000		1,450,020
Republic of Colombia, Senior Bonds	7.375%	9/18/37	3,035,000		4,074,487	(b)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	350,000		411,775
Republic of Colombia, Senior Notes	7.375%	3/18/19	1,658,000		1,985,455	(b)

Total Colombia					7,921,737

Costa Rica - 0.4%
Republic of Costa Rica, Notes	7.000%	4/4/44	780,000		785,850	(c)

Croatia - 1.5%
Republic of Croatia, Notes	5.500%	4/4/23	1,200,000		1,242,000	(b)(c)
Republic of Croatia, Senior Notes	6.625%	7/14/20	420,000		464,100	(b)(c)
Republic of Croatia, Senior Notes	5.500%	4/4/23	920,000		952,200	(a)(b)

Total Croatia					2,658,300

Ecuador - 0.5%
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	951,000		993,795	(c)

El Salvador - 0.2%
Republic of El Salvador, Notes	6.375%	1/18/27	390,000		391,950	(c)

Gabon - 0.3%
Gabonese Republic, Bonds	6.375%	12/12/24	450,000		480,938	(c)

Ghana - 0.2%
Republic of Ghana, Bonds	8.125%	1/18/26	300,000		301,500	(c)

Hungary - 2.0%
Republic of Hungary, Senior Notes	4.000%	3/25/19	1,600,000		1,636,000
Republic of Hungary, Senior Notes	5.750%	11/22/23	1,904,000		2,072,980	(b)

Total Hungary					3,708,980

Indonesia - 6.1%
Republic of Indonesia, Notes	3.750%	4/25/22	4,780,000		4,636,600	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	3,060,000		2,979,675	(c)
Republic of Indonesia, Notes	5.250%	1/17/42	820,000		798,475	(a)

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Indonesia - 6.1% (continued)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	455,000		$517,562	(a)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	468,000		489,060	(c)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	685,000		640,475	(c)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	949,000		1,048,645	(c)

Total Indonesia					11,110,492

Ivory Coast - 0.6%
Republic of Cote D’Ivoire, Bonds	5.375%	7/23/24	1,220,000		1,169,675	(c)

Kenya - 0.3%
Republic of Kenya, Senior Notes	5.875%	6/24/19	480,000		495,000	(c)

Lithuania - 1.2%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	1,810,000		2,097,338	(b)(c)

Mexico - 5.0%
United Mexican States, Bonds	8.000%	6/11/20	28,745,500	MXN	2,415,553
United Mexican States, Bonds	6.500%	6/9/22	7,817,100	MXN	604,021
United Mexican States, Bonds	10.000%	12/5/24	9,020,000	MXN	868,866
United Mexican States, Bonds	8.500%	11/18/38	16,557,800	MXN	1,462,507
United Mexican States, Senior Notes	5.125%	1/15/20	840,000		934,500	(b)(d)
United Mexican States, Senior Notes	3.625%	3/15/22	1,410,000		1,436,790	(b)
United Mexican States, Senior Notes	4.000%	10/2/23	880,000		910,580
United Mexican States, Senior Notes	4.750%	3/8/44	400,000		399,000	(b)

Total Mexico					9,031,817

Nigeria - 0.3%
Republic of Nigeria, Senior Notes	5.125%	7/12/18	270,000		279,620	(a)
Republic of Nigeria, Senior Notes	6.375%	7/12/23	200,000		215,250	(c)

Total Nigeria					494,870

Pakistan - 0.5%
Republic of Pakistan, Bonds	7.250%	4/15/19	900,000		912,375	(c)

Panama - 0.1%
Republic of Panama, Senior Bonds	9.375%	4/1/29	10,000		14,875
Republic of Panama, Senior Bonds	6.700%	1/26/36	159,000		195,968

Total Panama					210,843

Paraguay - 0.4%
Republic of Paraguay, Senior Notes	6.100%	8/11/44	650,000		689,000	(c)

Peru - 4.3%
Republic of Peru, Bonds	6.550%	3/14/37	1,211,000		1,531,915
Republic of Peru, Senior Bonds	8.750%	11/21/33	3,968,000		6,051,200	(b)
Republic of Peru, Senior Bonds	5.625%	11/18/50	269,000		305,315

Total Peru					7,888,430

Poland - 2.2%
Republic of Poland, Senior Notes	5.125%	4/21/21	1,280,000		1,428,416	(b)
Republic of Poland, Senior Notes	5.000%	3/23/22	2,362,000		2,601,152	(b)

Total Poland					4,029,568

Romania - 0.1%
Republic of Romania, Senior Notes	4.875%	1/22/24	240,000		255,600	(c)

Russia - 4.8%
Russian Foreign Bond-Eurobond, Senior Bonds	12.750%	6/24/28	173,000		285,450	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	5,997,175		6,733,208	(a)

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Russia - 4.8% (continued)
Russian Foreign Bond-Eurobond, Senior Notes	5.625%	4/4/42	1,800,000		$1,804,500	(c)

Total Russia					8,823,158

Sri Lanka - 0.8%
Republic of Sri Lanka, Senior Bonds	6.000%	1/14/19	1,000,000		1,057,500	(c)
Republic of Sri Lanka, Senior Bonds	5.125%	4/11/19	480,000		489,600	(c)

Total Sri Lanka					1,547,100

Turkey - 8.0%
Republic of Turkey, Notes	6.750%	5/30/40	270,000		307,193
Republic of Turkey, Notes	4.875%	4/16/43	460,000		417,220	(b)
Republic of Turkey, Senior Bonds	5.625%	3/30/21	2,270,000		2,423,225	(b)
Republic of Turkey, Senior Bonds	5.750%	3/22/24	450,000		480,015	(b)
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,822,000		6,449,625	(b)
Republic of Turkey, Senior Notes	7.500%	7/14/17	340,000		382,075
Republic of Turkey, Senior Notes	6.250%	9/26/22	1,560,000		1,719,900	(b)
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,102,000		2,417,405	(b)

Total Turkey					14,596,658

Ukraine - 0.2%
Republic of Ukraine, Senior Notes	6.750%	11/14/17	525,000		449,636	(a)

Venezuela - 6.0%
Bolivarian Republic of Venezuela, Collective Action Securities, Senior Bonds	9.375%	1/13/34	3,216,000		2,138,640	(b)
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	8,311,000		7,105,905	(a)(b)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	1,825,000		1,272,937	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	574,000		355,880

Total Venezuela					10,873,362

Vietnam - 0.2%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	270,000		306,788	(a)

TOTAL SOVEREIGN BONDS (Cost - $104,086,467)					106,116,275

CONVERTIBLE BONDS & NOTES - 0.2%
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost - $383,552)	8.000%	1/31/20	2,784,400	MXN	404,272	(b)(c)

CORPORATE BONDS & NOTES - 54.1%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.1%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	255,000		253,725	(c)

Media - 0.4%
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	230,000		279,126
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	360,000		392,400	(c)

Total Media					671,526

TOTAL CONSUMER DISCRETIONARY					925,251

CONSUMER STAPLES - 2.6%
Food Products - 2.3%
Alicorp SAA, Senior Notes	3.875%	3/20/23	360,000		350,100	(c)
BRF SA, Senior Notes	4.750%	5/22/24	422,000		416,725	(c)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	460,000		470,350	(c)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	510,000		525,300	(a)(b)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	500,000		487,750	(c)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	370,000		394,050	(c)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	600,000		384,942	(a)

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Food Products - 2.3% (continued)
Virgolino de Oliveira Finance SA, Senior Secured Notes	10.875%	1/13/20	1,340,000	$1,155,750	(c)

Total Food Products				4,184,967

Personal Products - 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000	522,720	(c)

TOTAL CONSUMER STAPLES				4,707,687

ENERGY - 24.0%
Energy Equipment & Services - 1.2%
Offshore Drilling Holding SA, Senior Secured Notes	8.625%	9/20/20	850,000	903,125	(a)
Offshore Drilling Holding SA, Senior Secured Notes	8.625%	9/20/20	830,000	881,875	(c)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	510,000	461,550	(c)

Total Energy Equipment & Services				2,246,550

Oil, Gas & Consumable Fuels - 22.8%
Afren PLC, Senior Secured Notes	6.625%	12/9/20	890,000	852,175	(c)
CNOOC Curtis Funding No. 1 Pty Ltd., Senior Notes	4.500%	10/3/23	450,000	467,745	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	771,875	849,062	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	450,000	536,490
Ecopetrol SA, Senior Notes	5.875%	5/28/45	130,000	132,275
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	1,040,000	941,200	(c)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	490,000	525,525	(c)
GNL Quintero SA, Senior Notes	4.634%	7/31/29	288,000	287,714	(c)
KazMunayGas National Co., Notes	7.000%	5/5/20	1,250,000	1,396,250	(a)
KazMunayGas National Co., Senior Notes	9.125%	7/2/18	1,000,000	1,173,750	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	552,000	577,701	(a)
Oleoducto Central SA, Senior Notes	4.000%	5/7/21	460,000	460,782	(c)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	2,109,000	2,145,907	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	910,000	925,925	(c)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,100,000	1,201,750	(a)(b)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	950,000	912,285	(b)(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	212,000	223,660	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	113,000	119,215	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	5,525,000	6,439,387	(b)
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	2,640,000	2,681,461
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	70,000	71,107
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,690,000	1,762,400
Petroleos de Venezuela SA, Bonds	6.000%	5/16/24	650,000	336,375	(a)
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	2,470,000	1,951,300	(a)(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,240,000	1,512,180
Petroleos Mexicanos, Notes	6.375%	1/23/45	188,000	213,060	(c)
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	390,000	415,350
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	1,200,000	1,230,240	(b)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	850,000	1,075,250	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	2,400,000	2,689,258	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	814,000	912,107	(a)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,050,000	1,093,313	(b)(c)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	400,000	401,400	(c)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	500,000	476,250	(c)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	890,000	916,923	(b)(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	853,000	1,020,401	(a)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	1,030,000	1,078,996	(b)(c)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	705,000	736,725	(a)

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 22.8% (continued)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	840,000	$800,100	(c)
Total Oil, Gas & Consumable Fuels				41,542,994

TOTAL ENERGY				43,789,544

FINANCIALS - 0.3%
Banks - 0.1%
BBVA Banco Continental SA, Subordinated Notes	5.250%	9/22/29	150,000	151,110	(c)(e)

Real Estate Management & Development - 0.2%
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	440,000	476,872	(a)(b)

TOTAL FINANCIALS				627,982

INDUSTRIALS - 3.0%
Building Products - 0.5%
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	450,000	457,875	(c)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	370,000	390,350	(c)

Total Building Products				848,225

Construction & Engineering - 1.8%
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	1,432,000	1,490,486	(b)(c)
OAS Finance Ltd., Senior Notes	8.000%	7/2/21	450,000	433,125	(c)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	470,000	462,344	(c)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	290,000	273,325	(b)(c)
Odebrecht Finance Ltd., Senior Notes	5.250%	6/27/29	438,000	428,145	(c)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	195,220	201,355	(c)

Total Construction & Engineering				3,288,780

Industrial Conglomerates - 0.6%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	200,000	222,750	(c)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	810,000	859,030	(b)(c)

Total Industrial Conglomerates				1,081,780

Transportation Infrastructure - 0.1%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	270,000	285,590	(c)

TOTAL INDUSTRIALS				5,504,375

MATERIALS - 15.3%
Chemicals - 2.5%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	971,000	971,000	(c)
Grupo Idesa SA de CV, Senior Notes	7.875%	12/18/20	1,730,000	1,851,100	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	200,000	204,500	(c)
Mexichem SAB de CV, Senior Notes	5.875%	9/17/44	810,000	795,825	(c)
OCP SA, Senior Notes	5.625%	4/25/24	750,000	782,025	(c)

Total Chemicals				4,604,450

Construction Materials - 2.6%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	410,000	393,600	(c)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	100,000	96,000	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	1,540,000	1,744,050	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	1,260,000	1,426,950	(b)(c)
Cemex SAB de CV, Senior Secured Notes	6.500%	12/10/19	800,000	828,000	(b)(c)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	350,000	339,500	(c)

Total Construction Materials				4,828,100

Containers & Packaging - 0.1%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	100,000	105,000	(c)

Metals & Mining - 8.9%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	388,000	428,488
CSN Resources SA, Senior Bonds	6.500%	7/21/20	512,000	525,824	(a)(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	470,000	482,690	(c)
Evraz Group SA, Notes	9.500%	4/24/18	350,000	366,625	(c)
Evraz Group SA, Notes	6.750%	4/27/18	335,000	322,886	(c)

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Metals & Mining - 8.9% (continued)
Evraz Group SA, Senior Notes	9.500%	4/24/18	470,000	$492,325	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	790,000	729,818	(c)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	1,120,000	1,045,744	(b)(c)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	510,000	495,746	(c)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	380,000	418,029
Southern Copper Corp., Senior Notes	7.500%	7/27/35	100,000	120,227
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,460,000	1,637,653	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	230,000	218,468
Tupy Overseas SA, Senior Bonds	6.625%	7/17/24	250,000	255,625	(c)
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,707,000	3,416,911	(b)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,480,000	1,676,100	(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	750,000	786,637	(b)(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	220,000	230,747	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	170,000	195,500	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	1,410,000	1,431,150	(b)(c)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	1,010,000	1,025,150	(a)

Total Metals & Mining				16,302,343

Paper & Forest Products - 1.2%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	160,000	188,125
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	300,000	304,410	(b)
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	200,000	197,750
Inversiones CMPC SA, Notes	4.750%	1/19/18	470,000	496,292	(b)(c)
Inversiones CMPC SA, Notes	4.375%	5/15/23	320,000	311,760	(c)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	360,000	356,894	(c)
Klabin Finance SA, Senior Notes	5.250%	7/16/24	290,000	282,388	(c)

Total Paper & Forest Products				2,137,619

TOTAL MATERIALS				27,977,512

TELECOMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 3.2%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	2,442,000	2,442,000	(b)(c)
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	160,000	160,000	(a)
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	280,000	299,765	(c)
Empresa Nacional de Telecomunicaciones S.A., Senior Notes	4.875%	10/30/24	460,000	472,608	(c)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	420,000	449,946	(c)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	510,000	500,463	(c)
Turk Telekomunikasyon AS, Senior Bonds	3.750%	6/19/19	570,000	557,537	(b)(c)
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	400,000	385,284	(b)(c)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	460,000	485,300	(a)

Total Diversified Telecommunication Services				5,752,903

Wireless Telecommunication Services - 2.1%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	620,000	659,525	(c)
VimpelCom Holdings BV, Senior Notes	6.255%	3/1/17	550,000	560,312	(a)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	2,840,000	2,619,900	(a)

Total Wireless Telecommunication Services				3,839,737

TOTAL TELECOMMUNICATION SERVICES				9,592,640

UTILITIES - 3.1%
Electric Utilities - 1.3%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	180,000	196,200	(c)
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	270,000	274,387	(a)
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	360,000	379,260	(c)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	940,000	1,092,750	(a)

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Electric Utilities - 1.3% (continued)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	350,000	$335,387	(c)

Total Electric Utilities				2,277,984

Gas Utilities - 1.1%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	400,000	429,200	(c)
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	560,000	558,600	(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	200,000	190,500	(a)
Transportadora de Gas del Sur SA, Senior Notes	9.625%	5/14/20	300,000	298,500	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	580,000	613,350	(b)(c)

Total Gas Utilities				2,090,150

Independent Power and Renewable Electricity Producers - 0.4%
AES Gener SA, Notes	5.250%	8/15/21	460,000	487,031	(c)
Empresa Nacional de Electricidad SA, Senior Notes	4.250%	4/15/24	230,000	231,107

Total Independent Power and Renewable Electricity Producers				718,138

Multi-Utilities - 0.3%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	400,000	477,080	(c)

TOTAL UTILITIES				5,563,352

TOTAL CORPORATE BONDS & NOTES (Cost - $96,881,695)				98,688,343

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.3%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $0)		4/15/20	23,180	521,550

TOTAL INVESTMENTS - 112.8% (Cost - $201,351,714#)				205,730,440
Liabilities in Excess of Other Assets - (12.8)%				(23,307,753)

TOTAL NET ASSETS - 100.0%				$182,422,687

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
MXN	— Mexican Peso

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

Summary of Investments by Country (unaudited)**

Mexico	16.4%
Brazil	13.3
Russia	8.6
Turkey	7.7
Colombia	7.7
Indonesia	7.2
Venezuela	6.7
Peru	5.1
Chile	3.5
India	2.5
Argentina	2.2
Poland	2.0
Hungary	1.8
Malaysia	1.8
Croatia	1.3
Kazakhstan	1.2
United States	1.2
China	1.0
Lithuania	1.0
Sri Lanka	0.8
Qatar	0.7
Ivory Coast	0.6
Trinidad and Tobago	0.5
Ecuador	0.5
Singapore	0.4
Pakistan	0.4
United Kingdom	0.4
United Arab Emirates	0.4
South Africa	0.4
Costa Rica	0.4
Morocco	0.4
Paraguay	0.3
Kenya	0.2
Nigeria	0.2
Gabon	0.2
Ukraine	0.2
El Salvador	0.2
Angola	0.2
Vietnam	0.1
Ghana	0.1
Romania	0.1
Panama	0.1

100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2014 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Worldwide Income Fund Inc. (the “Fund”) was incorporated in Maryland on October 21, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign Bonds	—	$106,116,275	—	$106,116,275
Convertible Bonds & Notes	—	404,272	—	404,272
Corporate Bonds & Notes	—	98,688,343	—	98,688,343
Warrants	—	521,550	—	521,550

Total investments	—	$205,730,440	—	$205,730,440

Other financial instruments:
Forward Foreign Currency Contracts	—	$131,086	—	$131,086

Total	—	$205,861,526	—	$205,861,526

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense.” In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency

Notes to Schedule of Investments (unaudited) (continued)

denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

Notes to Schedule of Investments (unaudited) (continued)

As of September 30, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,664,808
Gross unrealized depreciation	(9,286,082)

Net unrealized appreciation	$4,378,726

Transactions in reverse repurchase agreements for the Fund during the period ended September 30, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$571,500	(0.10)%	$571,500

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

The interest rate on reverse repurchase agreements was (0.10)% during the period ended September 30, 2014. Interest income earned on reverse repurchase agreements totaled $369.

At September 30, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
JPMorgan Chase & Co.	(0.10)%	2/10/2014	TBD	*	$571,500

* TBD - To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On September 30, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $667,500.

At September 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation
Contracts to Sell:
Brazilian Real	Citibank N.A.	3,800,773	$1,547,330	10/15/14	$131,086

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2014.

Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation
Foreign Exchange Risk	$131,086

During the period ended September 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)†	$2,456,594
Forward foreign currency contracts (to sell)	7,066,804

†	At September 30, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Worldwide Income Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: November 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: November 25, 2014